KPM FUNDS, INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1996


                              KPM EQUITY PORTFOLIO
                           KPM FIXED INCOME PORTFOLIO

                  KPM FUND'S
                 PERFORMANCE

                          1 Year                 Avg. Annual Return
                          Ended                    Since Inception
                          12/31/96                  (07/05/94)
                      --------------               ------------
Equity Portfolio          29.1%                        25.2%

Fixed Income Portfolio     3.2%                         7.4%



The total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.

Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                 CONTENTS


   Chairman's Letter......................1

   Portfolio Commentary
     Equity Portfolio.....................2
     Fixed Income Portfolio...............4

   Schedule of Investments
     Equity Portfolio.....................6
     Fixed Income Portfolio..............10

   Statement of Assets & Liabilities.....13

   Statement of Operations...............14

   Statement of Changes
      in Net Assets......................15

   Financial Highlights
     Equity Portfolio....................16
     Fixed Income Portfolio..............17

   Notes to Financial Statements.........18

Dear Shareholder:

The second half of 1996 continued to be very rewarding for our shareholders. The KPM Equity Portfolio had a total return of 15.4% for the six month period and 29.1% for the twelve months ended December 31, 1996. The KPM Fixed Income Portfolio had a total return of 5.1% for the six month period and 3.2% for the year.

Tom Sudyka and Pat Miner, the portfolio managers for the KPM Funds give more details on the results in their respective reports. However, I wanted to emphasize how special their performance was during the past year. While achieving strong absolute returns in equities last year was relatively easy, achieving strong returns relative to the Standard & Poor's 500 benchmark, as Tom Sudyka did, was extremely difficult. Why was it so difficult? Because most of the extraordinary returns during 1996 were concentrated in a relatively small number of large capitalization stocks which are heavily weighted in the Standard & Poor's 500 Average. This can be demonstrated by the wide divergence of returns between the weighted S&P 500 average (i.e. large capitalization companies are given more weight in the return calculation than small capitalization companies) which had a total return of 23.0% in 1996 and the unweighted S&P 500 average (i.e. all companies are weighted the same) which had a total return of 19.0%. The Value Line Composite Index, which is comprised of 1700 equally weighted stocks increased 15%. As a result, most equity portfolio managers lagged behind the S&P 500 last year. Your Portfolio Manager, Tom Sudyka, was one of the few who beat the average last year.

KPM Funds also had good relative returns in the Fixed Income Portfolio. Despite a period of declining and extremely volatile interest rates, Pat Miner was able to provide good relative returns, net of all expenses, which bettered the return of the Lehman Government/Corporate Bond Index and was just shy of that of the Lehman Aggregate Bond Index.

Finally, a word about the current market environment. The economic fundamentals continue to be favorable. Inflation remains under control, interest rates are relatively low, and growth in real Gross Domestic Product (GDP) continues at a "Goldilocks" pace (i.e., not too fast and not too slow). The biggest risk that we see for stocks is their valuations. Based on traditional measures such as price/earnings ratios, price/book value ratios and dividend yields, stocks are selling at the high end of their historical ranges. The Standard & Poor's 500 average has increased 69% in the last two years. Obviously, this can not continue indefinitely. The trouble is that such valuation measures are not very good timing tools. In the past, there have been periods where valuations have remained at very high or at low levels for many years. Our approach is to "manage" the valuation risk by taking profits in stocks that have reached our estimate of full value and reinvest in stocks that, in our opinion, are selling at a significant discount to their full value. This way we can stay nearly fully invested to take advantage of bull markets like that of the last two years, but at the same time, we have reduced the valuation or price risk of the portfolio in the event of a market decline.

The KPM Funds portfolios continue to grow. Total assets stand at nearly $42 million and shareholders have increased to 354. Thank you for investing in KPM Funds.

Sincerely,



Randall D. Greer
Chairman

                              KPM EQUITY PORTFOLIO
PORTFOLIO COMMENTARY
        Thomas J. Sudyka, Jr., CFA
        Portfolio Manager

The second half of 1996 was another strong one for the equity markets as the Standard & Poor's 500 total return was 11.8%. The KPM Equity Portfolio's total return for the same period was 15.4%. Over the past twelve months (calendar year
1996), this portfolio's return was 29.1%. Over the same period, the Standard & Poor's 500 total return was 23.0%. Since year-end, the equity markets have continued their march to ever higher prices. While the market continues upward, the best performing stocks are becoming fewer and fewer. The lack of market breadth leads us to remain relatively cautious, while recognizing that the popular averages could continue their upward climb on the backs of a few securities. We continue to focus our efforts on looking for attractively valued companies, and believe that by building this portfolio one stock at a time, we will be better positioned for the long-run. We anticipate remaining fully invested, and are attempting to position the portfolio in the stocks of companies which we feel will perform well no matter what the market environment.

INVESTMENT OBJECTIVE

The KPM Equity Portfolio invests for capital appreciation through a diversified portfolio composed primarily of common stocks, managed with a conservative investment approach based on fundamental analysis and a value philosophy.

PORTFOLIO PROFILE
    as of December 31, 1996

                                                               WEIGHTED AVERAGE
                      Price/Earnings*                             16.4x
                      Price/Book Value*                           2.98x
                      Dividend Yield                               1.6%
                      Return on Equity                            18.0%
                      Market Capitalization                    $14.3 billion

*Based on 1997 estimates

Return on Equity equals earnings available to common stock divided by common shareholder's equity.

Data Source:  Baseline Financial Services

[GRAPHIC OMITTED]

              Comparison of Change in Value of $10,000
              Investment in KPM Equity Portfolio and the S&P 500


                                                           12/31/96 Value
1 Year Ended          Avg. Annual Return             KPM Equity       $17,506
  12/31/96               Inception *                 S&P 500          $17,650
------------          -----------------
   29.05%                   25.18%

KPM Equity Portfolio
*Inception Date is 7/5/94



This chart assumes an initial investment of $10,000 made on 7/5/94. Total Return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown above include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in KPM Equity Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite is an index of 500 selected common stocks. The index consists primarily of stocks with large market capitalizations and it represents approximately two-thirds of the total market value of all U.S. common stocks. The returns for this index do not reflect any fees or expenses.

                           KPM FIXED INCOME PORTFOLIO
PORTFOLIO COMMENTARY
        Patrick M. Miner, CFA
        Portfolio Manager

The second half of 1996 was virtually a mirror image of the first half. Although the bond market (and interest rates) remained choppy throughout the year, rates worked their way steadily lower during the past two quarters. As the market becomes more comfortable with moderation of economic growth and inflation, bond yields fall and prices rise. The KPM Fixed Income Portfolio generated a total return of 5.1% during the past six months compared with a 4.9% return posted by the Lehman Aggregate Index. Although we have maintained a shorter average maturity than the market indices to cushion the temporary price declines, our focus on mortgage-backed and asset-backed securities have provided above-average yields relative to the government and corporate bond sectors. This higher income and our conservative maturity posture have resulted in the incremental total return results.

During the past six months, our asset-backed security holdings were increased from 9% to 12% of the portfolio and the mortgage-backed holdings were increased to the maximum allowable allocation at 40% of the total portfolio. Looking forward, we expect these sectors to continue to outperform the market averages and provide above-market income levels.

INVESTMENT OBJECTIVE

The KPM Fixed Income Fund seeks to provide total return over a market cycle of 3 to 5 years consistent with preservation of capital and prudent investment management.

PORTFOLIO PROFILE
        as of December 31, 1996


WEIGHTED AVERAGE
                      Average Quality of Securities      Aa2
                      Average Life of Securities         7.31 years
                      Effective Duration                 5.05 years
                      SEC Yield                          5.78%

[GRAPHIC OMITTED]

   Comparison of Change in Value of $10,000
   Investment in KPM Fixed Income Portfolio and the Lehman Aggregate Bond Index


                                                           12/31/96 Value
1 Year Ended          Avg. Annual Return             KPM Equity       $11,943
  12/31/96               Inception *                 Lehman Agg. Bond $12,398
------------          -----------------
   3.23%                   7.38%

KPM Fixed Income Portfolio
*Inception Date is 7/5/94


This chart assumes an initial investment of $10,000 made on 7/5/94. Total Return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown above include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in KPM Fixed Income Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The Lehman Aggregate Bond Index includes all public obligation of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.


                                KPM FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996
                              KPM EQUITY PORTFOLIO

                                                                        QUOTED
                                                                        MARKET
    SHARES               COMMON STOCK -- 94.39%                         VALUE
    ------               ----------------------                         ------

               AUTO/TRUCK/PARTS
   74,900      TBC Corporation                                       $   561,750
                                                                      ----------

               BROADCAST, RADIO & TV
   47,000      Tele-Communications, Inc. Class A*                        611,000
    4,700      TCI Satellite Entertainment*                               46,413
                                                                      ----------
                                                                         657,413
                                                                      ----------
               CHEMICALS
   48,000      Hanna (M.A.) Company                                    1,050,000
                                                                       ---------

               COMMERCIAL SERVICES
   48,000      Franklin Quest Company*                                 1,008,000
                                                                       ---------

               ELECTRONICS/ELECTRICAL EQUIPMENT
   40,000      America Power Conversion Corporation*                   1,090,000
   10,800      Emerson Electric Company                                1,044,900
                                                                       ---------
                                                                       2,134,900
                                                                      ----------
               FINANCIAL SERVICES
   11,400      Federal Home Loan Mortgage Corporation                  1,255,425
   14,000      Finova Group, Inc.                                        899,500
   11,400      MBIA, Inc.                                              1,154,250
   11,500      Student Loan Marketing Association                      1,070,938
                                                                       ---------
                                                                       4,380,113
                                                                      ----------
               FOOD PROCESSING
    5,550      Philip Morris Companies, Inc.                             625,069
                                                                      ----------

*Indicates nonincome-producing security.

                                KPM FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                              KPM EQUITY PORTFOLIO

                                                                         QUOTED
                                                                         MARKET
    SHARES               COMMON STOCK (CONTINUED)                         VALUE
    ------               ----------------------                           -----

               FOREST PRODUCTS/PAPER
   12,700      Consolidated Papers                                  $    623,888
   11,400      Kimberly Clark Corporation                              1,085,850
   37,500      Specialty Paperboard, Inc.*                               750,000
                                                                      ----------
                                                                       2,459,738
                                                                      ----------
               HOUSEHOLD PRODUCTS/WARE
   31,500      Toro Company                                            1,149,750
                                                                      ----------

               INSURANCE
   22,000      Allstate Corporation                                    1,273,250
   29,450      Gallagher (Arthur J.) & Company                           912,950
                                                                      ----------
                                                                       2,186,200
                                                                      ----------
               IRON/STEEL
   20,000      Worthington Industries, Inc.                              362,500
                                                                      ----------

               LODGING
   75,000      Supertel Hospitality, Inc.*                               675,000
                                                                       ---------

               MANUFACTURING
   35,000      Pentair, Inc.                                           1,128,750
                                                                       ---------

               METALS/MINING
   15,000      Potash Corporation of Saskatchewan, Inc.                1,275,000
   22,800      Valmont Industries                                        929,100
                                                                      ----------
                                                                       2,204,100
                                                                      ----------
               OIL COMPANY - EXPLORATION & PRODUCTION
   31,900      Prima Energy Corporation                                  685,850
                                                                      ----------

*Indicates nonincome-producing security.

                                KPM FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                              KPM EQUITY PORTFOLIO

                                                                         QUOTED
                                                                         MARKET
    SHARES                COMMON STOCK (CONTINUED)                        VALUE
   ------               ----------------------                            -----

               OIL COMPANY INTEGRATED
    7,450      Exxon Corporation                                   $     730,100
                                                                      ----------
               PHARMACEUTICAL
    5,800      Bristol-Myers Squibb Company                              630,750
                                                                      ----------
               PUBLISHING/PRINTING
   31,000      Banta Corporation                                         697,500
   14,200      Gannett Company, Inc.                                   1,063,225
   26,700      Merrill Corporation                                       614,100
                                                                      ----------
                                                                       2,374,825
                                                                      ----------
               RETAIL/APPAREL
   32,000      Reebok International Ltd.                               1,344,000
   36,000      Toys R Us, Inc.*                                        1,080,000
                                                                      ----------
                                                                       2,424,000
                                                                      ----------
               TRANSPORTATION
   14,000      Union Pacific Corporation                                 841,750
   11,856      Union Pac Resource                                        346,788
                                                                      ----------
                                                                       1,188,538
                                                                      ----------
               UTILITIES
   39,000      CalEnergy, Inc.*                                        1,311,375
    8,000      Dominion Resources, Inc.                                  308,000
   10,000      Midamerican Energy                                        158,750
   12,650      Southwestern Energy Company                               191,331
                                                                      ----------
                                                                       1,969,456
                                                                      ----------
               UTILITIES - TELECOMMUNICATIONS
   29,200      American Telephone & Telegraph Corporation              1,270,200
                                                                      ----------

         Total Investment in Securities (cost $23,521,297) 94.39% 31,857,002 Short-Term Investments
              (Repurchase Agreements - 4.75%)               5.46%      1,831,962
         Other Assets, Less Liabilities                     0.13%         45,391
                                                         --------    -----------
         NET ASSETS                                       100.00%    $33,734,353
                                                         ========     ==========

* Indicates nonincome-producing security.
See accompanying notes to financial statements.

                                KPM FUNDS, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996
                           KPM FIXED INCOME PORTFOLIO
                                                                         QUOTED
      PRINCIPAL                                        PERCENT OF         MARKET
        AMOUNT                                          NET ASSETS         VALUE
----------------                                     -------------      --------

                          U.S. GOVERNMENT SECURITIES      8.42%
                       -----------------------------------------
        100,000     U. S. Treasury Note, 6.875%, due 7/31/99           $ 102,031
        150,000     U. S. Treasury Note, 6.125%, due 12/31/01            150,269
         50,000     U. S. Treasury Note, 7.25%, due 5/15/04               52,609
        150,000     U. S. Treasury Note, 6.50%, due 10/15/06             152,249
        200,000     U. S. Treasury Bond, 7.125%, due 2/15/23             208,813
                                                                      ----------
                                                                         665,971
                                                                      ----------

                      COLLATERALIZED MORTGAGE OBLIGATIONS 40.14%
                    -------------------------------------------
        200,000     Federal Home Loan Mortgage Corporation               204,016
                        Series 1232 F, 7.50%, due 9/15/06
        150,000     Federal Home Loan Mortgage Corporation               153,445
                       Series 1035 E, 8.00%, due 10/15/20
        372,000     Federal Home Loan Mortgage Corporation               374,820
                        Series 1455 H, 7.00%, due 6/15/21
        250,000     Federal Home Loan Mortgage Corporation               257,130
                             Series 1761 G, 8.00%, due 6/15/21
         65,689     Federal Home Loan Mortgage Corporation                62,271
                        Series 1545 C, 6.00%, due 6/15/23
        165,000     Federal National Mortgage Association                164,227
                     Series 1992-164 PH, 6.50%, due 1/25/06
         97,000     Federal National Mortgage Association                 95,136
                      Series 1993-76 PG, 6.00%, due 7/25/06
         50,000     Federal National Mortgage Association                 47,754
                      Series 1993-221 C, 5.50%, due 9/25/07
        155,361     Federal National Mortgage Association                160,653
                      Series 1990-96 E, 9.67%, due 1/25/17
        195,000     Federal National Mortgage Association                193,766
                      Series 1993-82 D, 6.35%, due 3/25/19
        100,000     Federal National Mortgage Association                 98,906
                     Series 1993-103 PG, 6.25%, due 6/25/19
         90,000     Federal National Mortgage Association                 90,759
                     Series 1991-173 HP, 6.95%, due 1/25/20
        195,000     Federal National Mortgage Association                201,474
                      Series 1999-65 H, 8.50%, due 1/25/20

                                KPM FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                            KPM FIXED INCOME PORTFOLIO
                                                                         QUOTED
      PRINCIPAL                                      PERCENT OF           MARKET
        AMOUNT                                       NET ASSETS            VALUE
   -------------                                   -------------        -------
                      COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
                    --------------------------------------------------
        200,000     Federal National Mortgage Association             $  197,375
                            Series 1989-66 J, 7.00%, due 9/25/19
        145,004     Federal National Mortgage Association                150,556
                            Series G-29 O, 8.50%, due 9/25/21
        345,000     Federal National Mortgage Association                327,399
                            Series 1994-23 K, 6.00%, due 12/25/09
        300,000     GE Capital Mortgage Services                         294,539
                            Series 1994-12, 6.00%, due 4/25/09
        100,000     Government National Mortgage Association             100,523
                            Series 1994-4 K, 7.9875%, due 7/16/12
        100,000     Green Tree Financial Corporation                      99,188
                            ABS, 7.30%, due 7/15/25
        300,000     Green Tree Financial Corporation                     309,984
                            Series 1995-3 M1, 7.95%, due 8/15/25
        185,000     Green Tree Financial Corporation                     187,920
                            Series 1994-6 A3, 7.70%, due 1/15/20
        250,000     Oakwood Management Investors, Inc.                   244,375
                            Series 1995-B B1, 7.55%, due 1/15/21
         87,951     Security Pacific Acceptance Corporation               88,948
                            Series 1991-3 A1, 7.25%, due 12/15/11      ---------
                                                                       4,105,164
                                                                       ---------


                                      CORPORATE BONDS    37.74%
                           ------------------------------------------

        270,000     Apollo Computer, Inc., 7.25%, due 2/1/11             269,625
         50,000     Chevron Capital USA, 7.45%, due 8/15/04               51,134
        250,000     Commonwealth Edison Co. MTN, 9.05%, due 10/15/99     265,197
        300,000     Dayton Hudson Corporation 9.625%, due 2/1/08         353,875
        245,000     Enron Corporation, 6.75%, due 7/1/05                 240,991
        250,000     Federal Express Company, 6.68%, due 1/1/08           243,713
        250,000     Ford Motor Company, 6.11%, due 1/1/01                243,961
        250,000     James River Corporation, 7.92%, due 12/27/04         260,000
        100,000     May Department Stores Company, 9.45%, due 2/2/99     106,164
        250,000     Public Service Electric & Gas Co., 6.50%, due 5/1/04 242,188
        100,000     Union Pacific Corporation, 6.25%, due 3/15/99         99,788
         50,000     U. S. Leasing International, Inc., 8.75%, due 12/1/01 54,097
        200,000     United Telecom, 9.50%, due 4/1/03                    224,292

                                KPM FUNDS, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           KPM FIXED INCOME PORTFOLIO

      PRINCIPAL                                      PERCENT OF           MARKET
        AMOUNT           CORPORATE BONDS Continued   NET ASSETS            VALUE
----------------         -------------------------- ----------        ----------

        200,000     Wal-Mart Stores, Inc., 7.49%, due6/21/07     $       206,882
         10,000     Washington Natural Gas, 6.07%, due 1/16/04             9,421
        120,000     Westinghouse Electric Corp., 6.875%, due 9/1/03      113,702
                                                                      ----------
                                                                       2,985,030
                                                                      ----------


         Total Investment in Securities (cost $7,647,585) 98.06%      7,756,165
         Short-Term Investments
              (Repurchase Agreements - 4.75%)              4.43%        350,785
         Other Assets, Less Liabilities                   (2.49)%      (197,374)
                                                       ----------   ------------
         NET ASSETS                                      100.00%     $7,909,576
                                                         ========     =========

                                 KPM FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996
                                   (UNAUDITED)
                                                                             KPM
                                                                  KPM        FIXED
                                                              EQUITY        INCOME
ASSETS:                                                     PORTFOLIO      PORTFOLIO
                                                           ------------  ------------
  Investments in securities, at market value
    (cost $25,336,836 and $7,998,370, respectively)        $33,688,962    $8,106,950
  Accrued interest and dividends receivable                     74,137       114,782
  Organizational costs, net of accumulated amortization         14,873         2,657
                                                           ------------  ------------
          Total assets                                      33,777,972     8,224,389
                                                           ------------  ------------

LIABILITIES:
  Accrued expenses, including investment management and
      service fees and distribution expenses payable to
      adviser, administrator and distributor                    43,619        10,231
  Payable for investment securities purchased                       -        304,582
                                                            ------------  ------------
          Total liabilities                                     43,619       314,813
                                                           ------------  ------------
Net assets applicable to outstanding capital stock         $33,734,353    $7,909,576
                                                           ============  ============

NET ASSETS REPRESENTED BY:
  Capital stock (1 billion authorized, $.00001 par value)          $21            $8
  Additional paid-in capital                                24,777,001     7,815,687
  Accumulated undistributed net investment income                  930         7,130
  Accumulated net realized gain/loss on investments            620,698      (21,829)
  Unrealized appreciation (depreciation) of securities       8,335,703       108,580
                                                           ------------  ------------
        Total net assets applicable to shares outstanding  $33,734,353    $7,909,576
                                                           ============  ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
  Shares of capital stock outstanding:  2,131,493
     and 757,836, respectively (note 5)                         $15.83        $10.44
                                                                ======        ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                KPM FUNDS, INC.
                            STATEMENTS OF OPERATIONS
                       SIX MONTHS ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

                                                                           KPM
                                                               KPM         FIXED
                                                             EQUITY       INCOME
INVESTMENT INCOME:                                         PORTFOLIO     PORTFOLIO
                                                           ----------    ---------
    Dividends                                               $237,966     $   -
    Interest                                                  49,806      298,185
                                                           ----------    ---------
        Total investment income                              287,772      298,185
                                                           ----------    ---------
EXPENSES (NOTE 3):
    Investment advisory fee                                  125,805       25,022
    Administration fee                                        39,314       10,426
    Distribution fees                                         39,226       10,401
    Amortization of organization costs                         2,208          535
    Other operating expenses                                  31,447       28,203
                                                           ----------    ---------
    Less expenses reimbursed by investment adviser (note 3)    -          (21,824)
                                                           ----------    ---------
        Total expenses                                       238,000       52,763
                                                           ----------    ---------

        Net investment income                                 49,772      245,422
                                                           ----------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
    Net realized gain (loss)                               1,154,523     (22,215)
    Net unrealized appreciation (depreciation)
      Beginning of period                                  4,999,774     (79,599)
      End of period                                        8,335,703      108,580
                                                           ----------    ---------
        Net unrealized appreciation                        3,335,929      188,179
                                                           ----------    ---------
        Net realized and unrealized gain on investments    4,490,452      165,964
                                                           ----------    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $4,540,224     $411,386
                                                           ==========    =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                 KPM FUNDS, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                   SIX MONTHS ENDED DECEMBER 31, 1996, AND THE
                            YEAR ENDED JUNE 30, 1996


                                                  KPM                           KPM
                                                 EQUITY                    FIXED INCOME
                                               PORTFOLIO                     PORTFOLIO
                                       ---------------------------   --------------------------
                                     SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                                       DEC, 31, 1996  JUNE 30,1996  DEC, 31,1996   JUNE 30, 1996
                                       ------------- -------------   -------------  -----------
                                       (UNAUDITED)                   (UNAUDITED)
OPERATIONS:
    Net investment income                   $49,772       $91,857        $245,422     $444,149
    Net realized gain (loss)
       on investments                     1,154,523     1,595,222        (22,215)       17,153
    Unrealized appreciation(depreciation) 3,335,929     3,221,019         188,179    (224,065)
                                       ------------- -------------   --------------------------
        Net increase in net assets
          resulting from operations       4,540,224     4,908,098         411,386      237,237
                                       ------------- -------------   -------------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                    56,298        91,465         245,036      436,949
    Net realized gains                    1,828,489       436,952            -          13,425
                                        ------------- -------------   -------------  -----------
        Total distributions               1,884,787       528,417         245,036      450,374
                                       ------------- -------------   -------------  -----------

CAPITAL SHARE TRANSACTIONS: (NOTE 5)
    Proceeds from sales                   3,263,373    12,208,239       1,085,236    4,157,544
    Payment for redemptions              (4,501,726)   (1,896,909)     (2,022,788)  (1,764,323)
    Reinvestment of net investment
      income and net realized gain
      distributions at net asset value    1,752,096       513,420         215,944      416,824
                                       ------------- -------------   -------------  -----------
       Total increase (decrease)
    from capital share transactions         513,743    10,824,750       (721,608)    2,810,045
                                       ------------- -------------   -------------  -----------
TOTAL INCREASE IN NET ASSETS              3,169,180    15,204,431       (555,258)    2,596,908

NET ASSETS:
  Beginning of period                    30,565,173    15,360,742       8,464,834    5,867,926
                                       ------------- -------------   -------------  -----------
  End of period                         $33,734,353   $30,565,173      $7,909,576   $8,464,834
                                       ============= =============   =============  ===========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                 KPM FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                   SIX MONTHS ENDED DECEMBER 31, 1996 AND THE
           YEAR ENDED JUNE 30, 1996, AND THE PERIOD FROM JULY 5, 1994
                  (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1995

                                                  KPM EQUITY PORTFOLIO
                                           ------------------------------------
                                      SIX MONTHS ENDED  YEAR ENDED  PERIOD ENDED
                                        DEC. 31, 1996      1996        1995
                                           ------------ ------------ ----------
                                          (UNAUDITED)
NET ASSET VALUE:
  Beginning of period                           $14.53       $12.00     $10.00
                                                ------       ------     ------

  Income from investment operations:
     Net investment income                        0.02         0.05       0.11
     Net realized and unrealized gain
      on investments                              2.16         2.83       2.06
                                                  ----         ----       ----
       Total income from investment operations    2.18         2.88       2.17
                                                  ----         ----       ----
  Less distributions:
    Dividends from net investment income        (0.03)       (0.05)     (0.10)
    Dividends from capital gains                (0.85)       (0.30)     (0.07)
                                                ------       ------     ------
                                                (0.88)       (0.35)     (0.17)
                                                ------       ------     ------
  End of period                                 $15.83       $14.53     $12.00
                                                ======       ======     ======

TOTAL RETURN                                    30.75% *     24.19%     22.01% *
                                                ======       ======     ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                $33,734,353  $30,565,173  $15,360,742

  Ratio of expenses to average net assets        1.50% *      1.50%      1.50% *
  Ratio of net income to average net assets      0.32% *      0.40%      1.04% *
  Portfolio turnover rate                        9.46%       34.05%     27.90%

#KPM Investment Management, Inc. reimbursed a portion of the fund's expenses (note 3)

*Annualized for periods of less than twelve months in duration

Per share data has been calculated using weighted average shares outstanding during the period indicated

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                 KPM FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
                   SIX MONTHS ENDED DECEMBER 31, 1996 AND THE
           YEAR ENDED JUNE 30, 1996, AND THE PERIOD FROM JULY 5, 1994
                  (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1995

                                               KPM FIXED INCOME PORTFOLIO
                                       -------------------------------------------
                                       SIX MONTHS ENDED  YEAR ENDED   PERIOD ENDED
                                       DEC. 31, 1996      1996          1995
                                       --------------  -----------  --------------
                                         (UNAUDITED)
NET ASSET VALUE:
  Beginning of period                         $10.23       $10.47          $10.00
                                              ------       ------          ------
  Income from investment operations:
     Net investment income                      0.31         0.63            0.57
     Net realized and unrealized
      gain on investments                       0.21       (0.23)            0.47
                                                ----       ------            ----
       Total income from investment operations  0.52         0.40            1.04
                                                ----         ----            ----
  Less distributions:
    Dividends from net investment income      (0.31)       (0.62)          (0.57)
    Dividends from capital gains              (0.00)       (0.02)          (0.00)
                                              ------       ------          ------
                                              (0.31)       (0.64)          (0.57)
                                              ------       ------          ------

  End of period                               $10.44       $10.23          $10.47
                                              ======       ======          ======

TOTAL RETURN                                  10.16% *      3.63%           9.63% *
                                              ======        =====           =====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period               $7,909,576   $7,102,726      $5,867,926

  Ratio of expenses to average net assets      1.25% *      1.25%           1.25% *
  Ratio of expenses to average net
   assets before adviser reimbursements #      1.79% *      1.29%           1.56% *
  Ratio of net income to average net assets    5.90% *      5.95%           5.59% *
  Portfolio turnover rate                     12.52%       19.52%          40.34%

#KPM Investment Management, Inc.reimbursed a portion of the fund's expenses (note 3)

*Annualized for periods of less than twelve months in duration

Per share data has been calculated using weighted average shares outstanding during the period indicated

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
                                   Unaudited

1.   ORGANIZATION
     KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At December 31, 1996 the Fund had two portfolios in operation the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

     VALUATION OF INVESTMENTS
     Investment securities are carried at market determined using the following valuation methods:

     o Securities traded on a national securities exchange are valued at the last reported sale price that day.

     o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

     o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

     All securities are valued in accordance with the above noted policies at the close of each business day.

     At December 31, 1996, the cost of investment securities is identical for financial reporting and income tax purposes.

     SECURITY TRANSACTIONS
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of bond premium and discount is amortized daily using both the constant yield and the straight-line methods.

     Realized investment gains and losses are determined by specifically identifying the issue sold.

     FEDERAL INCOME TAXES
     It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by Federal law. Consequently, no liability for Federal income taxes is required. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carry forwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis.

     DISTRIBUTION TO SHAREHOLDERS
     Dividends to shareholders are recorded on the ex-dividend date. The dividends declared become payable immediately.

     CASH EQUIVALENTS
     The Fund considers investments with an original maturity of three months or less when purchased to be cash equivalents.

     ORGANIZATIONAL COSTS
     Costs associated with the formation of the Fund, consisting primarily of accounting and legal fees, have been capitalized and are being amortized using the straight-line basis over five years. If any or all of the shares representing initial capital of the Fund is redeemed by any holder prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding.

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
     The Fund and each of its Portfolios have retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of KFS
     Corporation, which is a wholly-owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. In addition, the Fund has an agreement with Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), a wholly-owned subsidiary of KFS Corporation, to act as principal underwriter and distributor for the Portfolio's shares, and an administration agreement with Lancaster Administrative Services, Inc. (the "Administrator") to provide administrative and transfer agent services.

     Under the terms of the investment advisory agreement, the Adviser receives a management fee equal to .80% and .60% per annum of the daily average net asset value, respectively, of the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

     The Adviser has voluntarily agreed to reimburse the Portfolios to the extent of the advisory fee paid, if in any year the annual operating expenses of the Portfolio exceeds 1.50% for the KPM Equity Portfolio and 1.25% for the KPM Fixed Income Portfolio.

     Under the terms of the administration agreement, certain services will be provided including the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records of the Fund, for which the Administrator will be paid a fee of .25% per annum of each of the Portfolio's daily average net asset value.

     Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of .25% per annum of each Portfolio's daily average net asset value.

     Under the terms of the advisory, administrative and distribution agreements outlined above, the Portfolios collectively incurred $150,827, $49,740 and $49,627, respectively for such services. Of the amount paid to the Adviser, $21,824 was reimbursed to the KPM Fixed Income Portfolio for expenses.

     At  December  31,  1996,  the  following   accrued   investment   advisory,
     administrative and distribution fees were payable to the Adviser and Administrator.

                             Payable to  Payable to  Payable to
                               ADVISER  ADMINISTRATOR DISTRIBUTOR     TOTAL
      KPM Equity
         Portfolio           $22,469       $7,022       $7,037     $36,528
      KPM Fixed
         Income Portfolio      4,040        1,683        1,687       7,410
                               =====        =====        =====     =======

     The Portfolios also used KPSP to affect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transaction in selecting brokers to affect trades. KPSP was paid commissions in the amount of $3,415 for their brokerage services during the six months ended December 31, 1996.

5.   SECURITIES TRANSACTIONS
     Purchases of securities and proceeds from sales, including short-term securities, were as follows for each Portfolio:

                                           Purchases of         Proceeds
                                            SECURITIES         FROM SALES
           KPM Equity Portfolio             $2,758,895        $3,769,382
           KPM Fixed Income Portfolio       $1,007,554        $1,608,568

     At December 31, 1996, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                   Aggregate Gross
                                                     UNREALIZED
                                           APPRECIATION       DEPRECIATION
           KPM Equity Portfolio             $8,955,789          $620,086
           KPM Fixed Income Portfolio       $  144,916           $36,336

6.   CAPITAL SHARE TRANSACTIONS
     The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.00001. Fifty million of these shares have been authorized by the Board of Directors to be issued in each series. The Board of Directors is empowered to issue other series of the Fund's shares without shareholders approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the net assets of any other Portfolio.

     Transactions in the capital stock of each portfolio for the six months ended December 31, 1996 were as follows:

                                                               KPM Fixed
                                          KPM Equity            Income
                                           PORTFOLIO           PORTFOLIO
        Transactions in shares:
           Shares sold                    218,918.274         104,523.938
           Shares redeemed               (303,291.187)       (195,025.540)
           Reinvested dividends           112,210.008          20,854.102
                                       --------------        ------------
           Net increase                    27,835.095          69,647.500
                                        =============          ==========

     At December 31, 1996, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held 93,425.337 shares of the KPM Equity Portfolio representing $1,478,923.

7. The Fund pays directors who are not deemed "interested persons" a fee of $200 per Board meeting plus an annual retainer of $1,000. During the period ended December 31, 1996, the Fund paid directors' fees and reimbursed expenses of $1,903 and $649 for the KPM Equity and Fixed Income Portfolios, respectively.

Investment Adviser
     KPM Investment Management, Inc.
Distributor
     Kirkpatrick Pettis
Administrator, Transfer Agent and Dividend Paying Agent
     Lancaster Administrative Services, Inc.
Custodian
     Union Bank and Trust Co.



     This report has been prepared for the general information of KPM Funds Shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus contains more complete information about the Fund's objectives, policies, expenses and risks. Please read the prospectus carefully before investing or sending money.